                                  EXHIBIT 99.1

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.


The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.


Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

Z_POHE05D_MKT - PRICE/YIELD - M3
RABO STRESS ANALYSIS

Balance                               $3,588,000.00                      Delay                                         0
Coupon                                4.84                               Dated                                         11/30/2005
Settle                                11/30/2005                         First Payment                                 12/25/2005


Price                                                             Forward                       Flat for 12 - Spike 400
                               DEFAULT                          12.27 CDR                                     12.44 CDR

                    WAL for Princ Pmts                              15.19                                         14.99
                   Principal Writedown                              0.31%                                         0.54%
   Total Collat Loss (Collat Maturity)                             15.56%                                        15.72%

                            Shock(bps)
                             LIBOR_1MO                                Fwd               Flat for months 1-12, spike 400
                             LIBOR_6MO                                Fwd               Flat for months 1-12, spike 400

                           Prepay (1F)      75 *New_RABO_FRM_PREPAY _RAMP                 75 *New_RABO_FRM_PREPAY _RAMP
                           Prepay (2A)      75 *New_RABO_FRM_PREPAY _RAMP                 75 *New_RABO_ARM_PREPAY _RAMP





                         Loss Severity                                40%                                           40%
                     Servicer Advances                               100%                                          100%
                       Liquidation Lag                                 12                                            12
                                Delinq                               100%                                          100%
                   Optional Redemption                           Call (N)                                      Call (N)

Balance
Coupon
Settle


Price                                                             Forward
                               DEFAULT                          13.10 CDR

                    WAL for Princ Pmts                              12.24
                   Principal Writedown                              0.49%
   Total Collat Loss (Collat Maturity)                             13.58%

                            Shock(bps)
                             LIBOR_1MO                                Fwd
                             LIBOR_6MO                                Fwd

                           Prepay (1F)     100 *New_RABO_ARM_PREPAY _RAMP
                           Prepay (2A)     100 *New_RABO_ARM_PREPAY _RAMP





                         Loss Severity                                40%
                     Servicer Advances                               100%
                       Liquidation Lag                                 12
                                Delinq                               100%
                   Optional Redemption                           Call (N)

Please solve for the breakeven CDRs and show cum loss using the following assumptions:
     - triggers fail
     - 12-month lag
     - new PPC for FRMs: 4% - 23% CPR months 1 - 12; 23% CPR months thereafter; 75% PPC; 100% PPC; 135% PPC
     - new PPC for ARMs: 4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22;
       50% CPR months 23-27; 27% CPR month 28 and thereafter; 75% PPC; 100% PPC; 135% PPC

     - Forward LIBOR; LIBOR flat months 1-12, spike 400
     - Loss severity for deals with no MI: 40%; 65%

Z_POHE05D_MKT - PRICE/YIELD - M3
RABO STRESS ANALYSIS

Balance
Coupon
Settle


Price                                             Flat for 12 - Spike 400                                       Forward
                               DEFAULT                          13.06 CDR                                     14.48 CDR

                    WAL for Princ Pmts                              12.15                                          9.35
                   Principal Writedown                              0.17%                                         0.34%
   Total Collat Loss (Collat Maturity)                             13.56%                                        11.90%

                            Shock(bps)
                             LIBOR_1MO    Flat for months 1-12, spike 400                                           Fwd
                             LIBOR_6MO    Flat for months 1-12, spike 400                                           Fwd

                           Prepay (1F)     100 *New_RABO_FRM_PREPAY _RAMP                135 *New_RABO_FRM_PREPAY _RAMP
                           Prepay (2A)     100 *New_RABO_FRM_PREPAY _RAMP                135 *New_RABO_ARM_PREPAY _RAMP


                         Loss Severity                                40%                                           40%
                     Servicer Advances                               100%                                          100%
                       Liquidation Lag                                 12                                            12
                                Delinq                               100%                                          100%
                   Optional Redemption                           Call (N)                                      Call (N)

Balance
Coupon
Settle


Price                                             Flat for 12 - Spike 400
                               DEFAULT                          14.25 CDR

                    WAL for Princ Pmts                               9.33
                   Principal Writedown                              0.30%
   Total Collat Loss (Collat Maturity)                             11.75%

                            Shock(bps)
                             LIBOR_1MO    Flat for months 1-12, spike 400
                             LIBOR_6MO    Flat for months 1-12, spike 400

                           Prepay (1F)     135 *New_RABO_ARM_PREPAY _RAMP
                           Prepay (2A)     135 *New_RABO_ARM_PREPAY _RAMP


                         Loss Severity                                40%
                     Servicer Advances                               100%
                       Liquidation Lag                                 12
                                Delinq                               100%
                   Optional Redemption                           Call (N)

Please solve for the breakeven CDR
assumptions:
     - triggers fail
     - 12-month lag
     - new PPC for FRMs: 4% - 23% CPR months 1 - 12; 23% CPR months thereafter; 75% PPC; 100% PPC; 135% PPC
     - new PPC for ARMs: 4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22;
       50% CPR months 23-27; 27% CPR month 28 and thereafter; 75% PPC; 100% PPC; 135% PPC

     - Forward LIBOR; LIBOR flat months 1-12, spike 400
     - Loss severity for deals with no MI: 40%; 65%

Z_POHE05D_MKT - PRICE/YIELD - M3
RABO STRESS ANALYSIS

Balance
Coupon
Settle


Price                                                             Forward                       Flat for 12 - Spike 400
                               DEFAULT                           7.12 CDR                                      7.25 CDR

                    WAL for Princ Pmts                              17.71                                         17.43
                   Principal Writedown                              1.37%                                         0.37%
   Total Collat Loss (Collat Maturity)                             16.97%                                        17.23%

                            Shock(bps)
                             LIBOR_1MO                                Fwd               Flat for months 1-12, spike 400
                             LIBOR_6MO                                Fwd               Flat for months 1-12, spike 400

                           Prepay (1F)       75 *New_RABO_FRM_PREPAY_RAMP                  75 *New_RABO_FRM_PREPAY_RAMP
                           Prepay (2A)       75 *New_RABO_FRM_PREPAY_RAMP                  75 *New_RABO_ARM_PREPAY_RAMP


                         Loss Severity                                65%                                           65%
                     Servicer Advances                               100%                                          100%
                       Liquidation Lag                                 12                                            12
                                Delinq                               100%                                          100%
                   Optional Redemption                           Call (N)                                      Call (N)

Balance
Coupon
Settle


Price                                                           Forward
                               DEFAULT                         7.59 CDR

                    WAL for Princ Pmts                            13.99
                   Principal Writedown                            0.96%
   Total Collat Loss (Collat Maturity)                           14.38%

                            Shock(bps)
                             LIBOR_1MO                              Fwd
                             LIBOR_6MO                              Fwd

                           Prepay (1F)    100 *New_RABO_ARM_PREPAY_RAMP
                           Prepay (2A)    100 *New_RABO_ARM_PREPAY_RAMP


                         Loss Severity                              65%
                     Servicer Advances                             100%
                       Liquidation Lag                               12
                                Delinq                             100%
                   Optional Redemption                         Call (N)

Please solve for the breakeven CDR
assumptions:
     - triggers fail
     - 12-month lag
     - new PPC for FRMs: 4% - 23% CPR months 1 - 12; 23% CPR months thereafter; 75% PPC; 100% PPC; 135% PPC
     - new PPC for ARMs: 4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22;
       50% CPR months 23-27; 27% CPR month 28 and thereafter; 75% PPC; 100% PPC; 135% PPC

     - Forward LIBOR; LIBOR flat months 1-12, spike 400
     - Loss severity for deals with no MI: 40%; 65%

Z_POHE05D_MKT - PRICE/YIELD - M3
RABO STRESS ANALYSIS

Balance
Coupon
Settle


Price                                             Flat for 12 - Spike 400                                       Forward
                               DEFAULT                           7.60 CDR                                       8.4 CDR

                    WAL for Princ Pmts                              13.86                                         10.45
                   Principal Writedown                              1.02%                                         0.49%
   Total Collat Loss (Collat Maturity)                             14.41%                                        12.26%

                            Shock(bps)
                             LIBOR_1MO   Flat for months 1-12, spike 400                                            Fwd
                             LIBOR_6MO   Flat for months 1-12, spike 400                                            Fwd

                           Prepay (1F)      100 *New_RABO_FRM_PREPAY_RAMP                 135 *New_RABO_FRM_PREPAY_RAMP
                           Prepay (2A)      100 *New_RABO_FRM_PREPAY_RAMP                 135 *New_RABO_ARM_PREPAY_RAMP


                         Loss Severity                                65%                                           65%
                     Servicer Advances                               100%                                          100%
                       Liquidation Lag                                 12                                            12
                                Delinq                               100%                                          100%
                   Optional Redemption                           Call (N)                                      Call (N)

Balance
Coupon
Settle


Price                                             Flat for 12 - Spike 400
                               DEFAULT                           8.28 CDR

                    WAL for Princ Pmts                              10.41
                   Principal Writedown                              0.79%
   Total Collat Loss (Collat Maturity)                             12.11%

                            Shock(bps)
                             LIBOR_1MO    Flat for months 1-12, spike 400
                             LIBOR_6MO    Flat for months 1-12, spike 400

                           Prepay (1F)      135 *New_RABO_ARM_PREPAY_RAMP
                           Prepay (2A)      135 *New_RABO_ARM_PREPAY_RAMP


                         Loss Severity                                65%
                     Servicer Advances                               100%
                       Liquidation Lag                                 12
                                Delinq                               100%
                   Optional Redemption                           Call (N)

Please solve for the breakeven CDR
assumptions:
     - triggers fail
     - 12-month lag
     - new PPC for FRMs: 4% - 23% CPR months 1 - 12; 23% CPR months thereafter; 75% PPC; 100% PPC; 135% PPC
     - new PPC for ARMs: 4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22;
       50% CPR months 23-27; 27% CPR month 28 and thereafter; 75% PPC; 100% PPC; 135% PPC

     - Forward LIBOR; LIBOR flat months 1-12, spike 400
     - Loss severity for deals with no MI: 40%; 65%